UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2015

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (847) 932-7900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On March 4, 2015, AbbVie Inc. (“AbbVie”), a Delaware corporation, and Pharmacyclics, Inc., a Delaware corporation (“Pharmacyclics”), entered into an Agreement and Plan of Reorganization by and among AbbVie, Pharmacyclics, Oxford Amherst Corporation, a Delaware corporation and a wholly owned subsidiary of AbbVie (the “Purchaser”) and Oxford Amherst LLC, a Delaware limited liability company and a wholly owned subsidiary of AbbVie. A copy of the joint press release issued by the parties is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

As described in Item 7.01 above, on March 4, 2015, AbbVie Inc. (“AbbVie”), a Delaware corporation, and Pharmacyclics, Inc., a Delaware corporation (“Pharmacyclics”), entered into an Agreement and Plan of Reorganization by and among AbbVie, Pharmacyclics, Oxford Amherst Corporation, a Delaware corporation and a wholly owned subsidiary of AbbVie (the “Purchaser”) and Oxford Amherst LLC, a Delaware limited liability company and a wholly owned subsidiary of AbbVie.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued March 4, 2015.

Additional Information and Where to Find It

The tender offer referenced in this press release has not yet commenced.  This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that AbbVie Inc. (“AbbVie”) and its acquisition subsidiary will file with the U.S. Securities and Exchange Commission (“SEC”).  At the time the tender offer is commenced, AbbVie and its acquisition subsidiary will file a tender offer statement on Schedule TO, AbbVie will file a registration statement on Form S-4, and Pharmacyclics will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION.  PHARMACYCLICS STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PHARMACYCLICS SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES.  The Offer to Exchange, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Pharmacyclics stock at no expense to them.  The tender offer materials and the

Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov.  Additional copies may be obtained for free by contacting AbbVie’s Investor Relations department at 847-932-7900.

In addition to the Offer to Exchange, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, AbbVie files annual, quarterly and current reports and other information with the SEC.  You may read and copy any reports or other information filed by AbbVie at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  AbbVie’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: March 5, 2015	By:	/s/ Laura J. Schumacher
Laura J. Schumacher
Executive Vice President,
Business Development, External Affairs and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release issued March 4, 2015.